UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-12

AOXING PHARMACEUTICAL COMPANY, INC.
(Name of Registrant as Specified In Its Charter

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.

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(4)	Date Filed:

AOXING PHARMACEUTICAL COMPANY, INC.
444 Washington Blvd., Suite 3338
Jersey City, NJ 07310

Notice of Annual Meeting

and

Proxy Statement

Annual Meeting to be held
on
June 29, 2012, at the Company’s offices at
 No. 1 Nanhuan Eastern Road, Xinle City, Hebei Province, People’s Republic of China,
at 8:30 p.m. local time

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD
ON
JUNE 29, 2012

Dear Shareholder:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders (the “Annual Meeting”) of Aoxing Pharmaceutical Company, Inc. is to be held on June 29, 2012 at the Company’s offices at No. 1 Nanhuan Eastern Road, Xinle City, Hebei Province, People’s Republic of China, at 8:30 p.m. local time. The meeting will be held for the following purposes:

1.	To elect directors, each to serve until the next annual meeting of Shareholders or until each successor is duly elected and qualified;

2.	To ratify the appointment of BDO China Dahua CPA Co., Ltd. as independent registered public accounting firm of the Company for the fiscal year ending June 30, 2012;

3.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting; however, only shareholders of record at the close of business on May 18, 2012 (“Record Date”) are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A complete list of these shareholders will be open for the examination of any shareholder of record at the principal executive offices of the Company, but will be closed at least 10 days immediately preceding the Annual Meeting. The list will also be available for the examination of any shareholder of record present at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

The Board of Directors recommends that you vote FOR Proposals 1 and 2.

We look forward to seeing you at the meeting.

Sincerely,

/s/Zhenjiang Yue
	Name:	Zhenjiang Yue
	Title:	Chairman and Chief Executive Officer
May 25, 2012

Whether or not you plan to attend the meeting in person, please complete, sign and date the enclosed proxy and return it promptly in the enclosed return envelope.  No postage is required if mailed in the United States. You may also vote your shares by telephone voting which is explained in further detail on your proxy card. Shareholders who execute a proxy card may nevertheless attend the meeting, revoke their proxy and vote their shares in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2012.

Electronic copies of this proxy statement and proxy card for the 2012 Annual Meeting of Shareholders and are available to you at http:// www.proxyease.com/aoxingpharma/2012.
Requests for additional copies of the proxy materials should be addressed to Investor Relations,
Aoxing Pharmaceutical Company, Inc., 444 Washington Blvd., Suite 3338, Jersey City, NJ 07310.
This material will be furnished without charge to any shareholder requesting it.

TABLE OF CONTENTS
Page No.
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1

WHY DID YOU SEND ME THIS PROXY STATEMENT?	1

WHAT PROPOSALS WILL BE ADDRESSED AT THE MEETING?	1

WHO MAY ATTEND THE MEETING?	1

WHO CAN VOTE?	1

HOW MANY VOTES DO I HAVE?	1

WHY WOULD THE ANNUAL MEETING BE POSTPONED AND ADJOURNED?	1

HOW DO I VOTE BY PROXY?	2

HOW DO I VOTE IN PERSON?	2

MAY I REVOKE MY PROXY?	2

WHAT VOTE IS REQUIRED TO TAKE ACTION?	2

WHO IS MAKING THIS SOLICITATION?	3

ARE THERE ANY RIGHTS OF APPRAISAL?	3

WHERE ARE THE PRINCIPAL EXECUTIVE OFFICES OF AOXING?	3

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT AOXING?	3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	3

DID THE DIRECTORS, EXECUTIVE OFFICERS AND GREATER THAN TEN PERCENT STOCKHOLDERS COMPLY WITH THE SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS IN FISCAL YEAR 2011?	4

PROPOSAL 1	5

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	11

PROPOSAL 2	15

REPORT OF THE AUDIT COMMITTEE	16

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	17

SHAREHOLDER PROPOSALS AND SUBMISSIONS	17

OTHER MATTERS	17

HOUSEHOLDING OF PROXY MATERIALS	17

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Aoxing Pharmaceutical Company, Inc., a Florida corporation, for use at the Annual Meeting of its shareholders to be held on June 29, 2012, the Company’s offices at No. 1 Nanhuan Eastern Road, Xinle City, Hebei Province, People’s Republic of China, at 8:30 p.m. local time, and at any adjournments or postponements of the Annual Meeting.  The Company first mailed this proxy statement to shareholders on or about May 25, 2012.  This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting.  However, you do not need to attend the Annual Meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided, or vote by telephone as described on the proxy card.  The terms “Aoxing,” “Company,” “we,” or “our” refer to Aoxing Pharmaceutical Company, Inc.

What are the proposals to be addressed at this meeting?

We will address the following proposals at the Annual Meeting:

1.	To elect directors, each to serve until the next annual meeting of Shareholders or until each successor is duly elected and qualified;

2.	To ratify the appointment of BDO China Dahua CPA Co., Ltd. as independent registered public accounting firm of the Company for the fiscal year ending June 30, 2012;

3.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Who may attend the meeting?

Only shareholders, their proxy holders, and our invited guests may attend the Annual Meeting.   If you plan to attend, please bring identification, and, if you hold shares in street name, you should bring your bank or broker statement showing your beneficial ownership of Aoxing stock in order to be admitted to the meeting.

Who can vote?

You can vote at the Annual Meeting in all matters properly brought before the Annual Meeting if, as of the close of business on the Record Date, May 18, 2012, you were a holder of record our common stock. On the Record Date, there were 49,469,837 shares of common stock issued and outstanding.

How many votes do I have?

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting.

Why would the Annual Meeting be postponed or adjourned?

The Annual Meeting will be postponed if a quorum is not present on June 29, 2012 at the Annual Meeting.  A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum at a meeting of shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted as present.  A broker non-vote occurs when a broker or nominee holding shares for a beneficial owner signs and returns a proxy but does not vote on a particular proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner. If a quorum is not present, the meeting may be adjourned by those shareholders who are represented. The meeting may be rescheduled at the time of the adjournment with no further notice of the rescheduled time. An adjournment will have no effect on the business to be conducted.

How do I vote by proxy?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed.  If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

1.	FOR the election of the director nominees; and

2.	FOR the ratification of the appointment of BDO China Dahua CPA Co., Ltd.

If any other matters are presented, your proxy will vote in accordance with his best judgment.  At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

How do I vote in person?

If you plan to attend and vote in person at the Annual Meeting or at a later date if the meeting is adjourned or postponed, we will give you a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

If your shares are registered in your name, you are a shareholder of record with respect to those shares. On the other hand, if your shares are registered in the name of your broker or bank, your shares are held in street name and you are considered the “beneficial owner” of the shares. As the beneficial owner of those shares, you have the right to direct your broker or bank how to vote your shares, and you will receive separate instructions from your broker or bank describing how to vote your shares.

May I revoke my proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.

2.
You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.	You may vote in person at the Annual Meeting.

What vote is required to take action?

Proposal 1                      (Election of Directors):  A plurality of the eligible votes cast is required to elect director nominees at the Annual Meeting at which a quorum is present in person or by proxy.  A nominee who receives a plurality means he has received more votes than any other nominee for the same director’s seat.

Proposal 2                      (Ratification of Auditors):  The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal.

Any shares not voted (whether by abstention or broker non-votes ) will have no impact on the election of directors, except to the extent that withholding the authority to vote for an individual results in another individual receiving a larger number of votes. Most brokers are subject to rules which prohibit them from “discretionary” voting on certain proposals unless they receive specific instruction from the beneficial owner to vote on such matters. Such rules prohibit the brokers to vote with respect to proposals related to director elections and equity compensation, absent such instruction, but such rules currently do not prohibit the brokers to vote on proposals related to ratification of accountants in the absence of such instructions if and as they choose. Your shares will not be voted in the election for director under Proposal 1 if you hold your shares in “street name” and do not instruct your broker how to vote, so please instruct your broker and make your vote count.

Who is making this solicitation?

We are soliciting your vote through the use of the mail and will bear the cost of this solicitation.  We will not employ third party solicitors, but our directors, officers, employees, and consultants may solicit proxies by mail, telephone or personal contact.  We will reimburse their expenses for doing this.  We will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of our stock.  Other proxy solicitation expenses include those for preparation, mailing, returning, and tabulating the proxies.

Are there any rights of appraisal?

The Board is not proposing any action for which the laws of the State of Florida, our Articles of Incorporation or our Bylaws, as amended from time to time, provide a right of a shareholder to obtain appraisal of or payment for such shareholder’s shares.

Where are the principal executive offices of Aoxing?

Our principal executive offices are located at Aoxing Pharmaceutical Company, Inc., 444 Washington Blvd., Suite 3338, Jersey City, NJ 07310 and our telephone is 646-367-1747.

How can I obtain additional information about Aoxing?

Copies of our Annual Report on Form 10-K for the fiscal year ended June 30, 2011 as filed with the Securities and Exchange Commission are being sent to all shareholders along with this proxy statement. Additional copies will be furnished without charge to shareholders upon written request. Exhibits to the Annual Report will be provided upon written request. All written requests should be directed to: Aoxing Pharmaceutical Company, Inc., c/o Investor Relations, 444 Washington Blvd., Suite 3338, Jersey City, NJ 07310.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC.  The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including Aoxing, that file electronically with the SEC.  The SEC’s website address is http://www.sec.gov.  In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549; and at the SEC’s regional offices at 233 Broadway, New York, NY 10279 and Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661.  Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, DC 20549.

YOUR VOTE IS IMPORTANT.   EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE
 YOU TO COMPLETE AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR SHARES
ARE REPRESENTED AND VOTED.  THIS BENEFITS THE COMPANY BY REDUCING
THE EXPENSES OF ADDITIONAL PROXY SOLICITATION.

**********************************************

Security Ownership of Certain Beneficial Owners and Management

Set forth below is information regarding the beneficial ownership of our common stock as of May 18, 2012, by:

•	each person known to us that beneficially owns more than 5% of our outstanding shares of common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our current directors and executive officers as a group.

As of the Record Date, there were 49,468,837 shares of our common stock issued and outstanding. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below have sole voting power and investment power with respect to their shares, subject to community property laws where applicable.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Zhenjiang Yue	4,872,176	(2)	9.9%
Jun Min	0	(3)	--
John P. O’Shea	485,738		1.0%
Guozhu Xu	60,000		0.1%
Yang Li	0		--
Bob Ai	100,000	(4)	0.2%
All directors and officers as a group (8 persons)	5,517,914		11.1%

American Oriental Bioengineering, Inc.(5)	16,789,203		33.9%
___________________

(1)
Unless otherwise indicated, all shares are held of record as of the Record Date. For purposes of determining the amount of securities beneficially owned, share amounts include all common stock owned outright plus all shares of common stock issuable upon conversion of convertible notes, or the exercise of options or warrants currently exercisable, or exercisable within 60 days of the record date. The Percent of Class is based on the number of shares of the Company’s common stock outstanding as of the record date. Shares of common stock issuable upon conversion of convertible notes, or the exercise of options or warrants currently exercisable, or exercisable within 60 days of the record date, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other owners. Except as noted, the address of all persons named in this table is: c/o Aoxing Pharmaceutical Company, Inc., 444 Washington Blvd., Suite 3338, Jersey City, NJ 07310.

(2)	Includes (i) 3,372,176 shares of common stock held by Mr. Yue and (ii) 1,500,000 shares of common stock held of record by Mr. Yue’s spouse, Cuiying Hao.

(3)	Does not include 16,789,203 shares owned of record by American Oriental Bioengineering, Inc., of which Mr. Min is Vice President and a member of the Board of Directors.

(4)	Represents 50,000 fully vested warrants to purchase shares of the Company’s common stock. Another 50,000 warrants are not vested until September 1, 2012.

(5)	The address for American Oriental BioEngineering, Inc. is 1 Lianshuihe First Ave., Beijing E-Town Economic and Technology Development Area, E-Town, Beijing 100176, People’s Republic of China.

Did the directors, executive officers and greater than ten percent stockholders comply with the Section 16(a) beneficial ownership reporting requirements in fiscal year 2010?

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of a registered class of our equity securities within the specified time periods to file certain reports of ownership and changes in ownership with the SEC. Based solely upon a review the Forms 3 and Forms 4 furnished to the Company pursuant to Rule 16a-3 under the Exchange Act during the Company’s most recent fiscal year, it is the Company’s understanding that all required Forms 3 and 4 were filed on a timely basis during the fiscal year ended June 30, 2011, except that Zhenjiang Yue was late in filed three Form 4s, Howard David Sterling was late in filing one Form 4, and Howard David Sterling, Guozhu Xi and Zhang Guoan were late in filing Form 3s.

******************

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board currently consists of five directors: Zhenjiang Yue, Jun Min, John P. O’Shea, Guozhu Xu and Yang Li.  The Nominating and Governance Committee nominated and the Board approved and recommended all of the current members of our Board for re-election.  All nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected.  The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected.  Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees.  In case any of the nominees becomes unavailable for election to the Board the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment.  The Board nominees, if elected, will serve until the next annual meeting of shareholders or until each successor is duly elected and qualified, subject to their earlier resignation or removal.

The Nominees

The five persons named below are the nominees for election as Directors. Zhenjiang Yue is an employee of the Company and Jun Min is an employee of a principal shareholder of the Company. The Nominating and Corporate Governance Committee has determined that the remaining three candidates, John P. O’Shea, Guozhu Xu and Yang Li, are independent directors as defined in the applicable rules for companies traded on the NYSE Amex. Therefore, the majority of persons nominated to serve on our Board of Directors are independent as so defined.

Set forth below are descriptions of the business experience and other information regarding the nominees for election to our Board of Directors:

Zhenjiang Yue, age 53. In 2000, after securing the approval of the Hebei Provincial Government, Mr. Yue established the Hebei Aoxing Group. Since 2000, Mr. Yue has been employed as the President and General Manager of Hebei Aoxing Pharmaceutical Co. Ltd. Prior to organizing Hebei Aoxing, Mr. Yue was engaged in senior management of a number of private enterprises, including a carpet factory, a precast metal factory, the Hebei Brewery Plant, and China Aoxing Food & Brewery Co. Ltd. As a result of his entrepreneurial activities, Mr. Yue was named “Leader in the Science & Technology Development Project of the Communist Youth League” and “Youth Entrepreneur of Hebei Province.” Mr. Yue has also served as the Vice President of the Pharmaceutical Association of Shijiazhuang City, the Vice President of the Non-Governmental Entrepreneur Association of Hebei Province.  Mr. Yue’s day to day leadership, as Chief Executive Officer of the Company, provides him with intimate knowledge of our operations.

Jun Min, age 53, was one of the founders of American Oriental Bioengineering Company (NYSE: AOB), which is the largest shareholder of Aoxing. Mr. Min has served as Vice President and a member of Board of Directors of AOB since 2002. Mr. Min has over 20 years of experience in operations management, and has an extensive knowledge of the consumer and pharmaceutical products industries in China. Specifically, from 1993 to 2002 Mr. Min was employed in the management of Harbin Three-Happiness Bioengineering, Co. Ltd. Previously, from 1987 to 1992, Mr. Min worked as Senior Executive Officer of the Price Checking Bureau of Heilongjiang Province. Mr. Min earned a Bachelor’s Degree with a concentration in business management from the Harbin Broadcast & Television University in 1986, and an Executive MBA Degree from Preston University in 2005. Mr. Min brings his extensive experience in operations management in China to the Board and the Company.

John P. O'Shea, age 55, is the Chairman of European American Equities, Inc. and a co-founding member and Chairman of the Global Alliance Partners (“GAP”). In 2009, Mr. O’Shea served as Executive Vice President and Head of the Westminster Securities Division at Hudson Securities, Inc. Prior to its acquisition by Hudson Securities, Mr. O’Shea was the Chairman and CEO of Westminster Securities Corporation, which was a NYSE member firm. Mr. O’Shea was credited for establishing the firm’s global presence. Throughout his 22 year tenure at Westminster, Mr. O’Shea was an active underwriter, market maker, and investor in public/private debt and equity offerings. Mr. O'Shea has delivered speeches on a variety of topics including the benefits of investing in small cap and emerging growth companies in the US and abroad, the impact of changing regulations on such companies, reverse mergers, and PIPES. Mr. O’Shea’s most notable speaking engagements include testifying before the Securities and Exchange Commission (SEC) and the United States Congress regarding the impact of Sarbanes-Oxley regulation on US companies and speaking at the Great Hall of the People in China. In addition to his speaking engagements, Mr. O’Shea has been honored twice in the Irish America Magazine’s Annual Wall Street 50 Irish in Finance. Mr. O’Shea is a non-executive director for two companies in the energy industry: BlueRock Energy Holdings Inc. and AllGreen Energy Pte. Limited. Mr. O’Shea holds BA and MA in Economic from the University of Cincinnati. Mr. O’Shea brings his extensive corporate finance, investment banking and capital market expertise to the Board of the Company.

Dr. Guozhu Xu, age 66, has, since 1990, been employed as Director of the China National Drug Dependence Institute at Beijing University, with responsibility for clinical management. Until recently, Dr. Xu served as a Committee Member of the Center for Drug Evaluation at the China State Food and Drug Administration (“SFDA”). In that role, Dr. Xu was the primary investigator for over seventy clinical programs in pain management, representing over 80% of new pain management drugs approved by the SFDA. Dr. Xu is an associate director of China Drug Abuse Prevention magazine and has published over 100 articles regarding drug research and development. Dr Xu received his medical degree from Beijing Medical University in 1970. Dr. Xu brings a great deal of his technical, industry and operational expertise to the Board.

Yang Li, age 32, was appointed to serve on the Board of Directors in May 2012.  Since 2009 Ms. Li has been engaged full-time in caring for her family.  From 2007 to 2009, Ms. Li was employed as an Associate Auditor by PricewaterhouseCoopers LLP.  From 2003 to 2007, Ms. Li was employed as Senior Auditor by Sherry McNabola Murray & Co., a firm of chartered accountants located in Dublin, Ireland.  Ms. Li is a Member of the Institute of Chartered Accountants of Ontario, Canada, and a Member of the Institute of Chartered Accountants of Ireland.  In 2003 she was awarded a Masters Degree in Accounting by the University College Dublin of the National University of Ireland.  Ms. Li brings to the Board a thorough understanding of U.S. accounting principles and practices, and the knowledge of business gained from her experience as an auditor.

Director and Board Nominee Independence

Our Board is subject to the independence requirements of the NYSE Amex LLC (AMEX).  Pursuant to the requirements, the Nominating and Corporate Governance Committee of the Board undertakes an annual review of director independence.  During this review, the Committee considers transactions and relationships between each director or any member of his immediate family and Aoxing and its affiliates, including those transactions that are contemplated under Item 404(a) of Regulation S-K.  The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.  Based on this review, the Committee has determined that all but two of our directors are “independent” as defined by the listing standards of the AMEX Company Guide:  Zhenjiang Yue and Mr. Jun Min.  Accordingly, neither Mr. Yue nor Mr. Jun serves on the Audit, Nominating, or Compensation Committees.  The Committee has also determined that the members of the Audit Committee are “independent” for purposes of Section 10A-3 of the Exchange Act and Section 803 of the AMEX Company Guide.  The Committee based these determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and transaction history, affiliations and family and other relationships and on discussions with the directors.

Membership, Meetings and Attendance

The Board of Directors oversees the business affairs of Aoxing and monitors the performance of management. Members of the Board of Directors discussed various business matters informally on numerous occasions throughout the fiscal year ended June 30, 2011. The Board held 4 meetings during fiscal 2011. Each director attended at least 75% of the total number of meetings of the Board.

Our Board has three committees: Audit Committee, Compensation Committee, and the Nominating and Corporate Governance Committee.  The membership and responsibilities of these current committees are summarized below.  Additional information regarding the responsibilities of each committee is found in, and is governed by, our Bylaws, as amended, each committee’s Charter, specific directions of the Board, and certain mandated regulatory requirements.  The Charters of the Audit, Compensation, and Nominating and Corporate Governance Committees, as well as the Code of Ethics, are available at the Company’s website at http://www.aoxingpharma.com. The information on the Company’s website is not a part of this proxy statement.  The information is also available in print to any shareholder who requests it.

Below are the current committee memberships and other information about the Board committees. The membership of each of the standing committees of the Board is comprised solely of independent directors, as described below.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
John P. O’Shea		Chair	Chair
Yang Li	Chair(1)
Guozhu Xu	Member	Member	Member
Number of Meetings in 2011	2(2)	0(2)	1

(1)	Audit Committee financial expert.

(2)
During the 2011 fiscal year, Howard David Sterling served as Chairman of the Audit Committee and Member of the Nominating and Corporate Governance Committee.  Mr. Sterling resigned in May 2012 and was replaced on the Audit Committee by Yang Li and on the Nominating and Corporate Governance Committee by Guozhu Xu.

Audit Committee

Yang Li currently serves as Chairman of the Audit Committee. The Board has determined that Yang Li is an audit committee financial expert as defined by Item 407(d)(5) of Regulation S-K under the Securities Act and is “independent” within the meaning of Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. Guozhu Xu is the other member of the Audit Committee. The Board has determined that each of the members of the Audit Committee satisfies the independence requirements of the AMEX.

The purposes of the Audit Committee are to assist the Board in its general oversight of Aoxing’s financial reporting, internal controls and audit functions.  As described in the Audit Committee Charter, the Audit Committee’s primary responsibilities are to oversee on behalf of the Board:

•	the Company’s accounting financial reporting processes and the integrity of its financial statements;

•	the audits of the Company’s financial statements and the appointment, compensation, qualification, independence and performance of the Company’s independent auditors;

•	the Company’s compliance with legal and regulatory requirement; and

•	the performance of the Company’s internal audit function and internal control over financial reporting.

•
The Audit Committee also has the purpose of preparing the Audit Committee Report that SEC rules require the Company to include in its annual proxy statement.  The Audit Committee’s function is one of oversight only and does not relieve management of its responsibilities for preparing financial statements that accurately and fairly present the Company’s financial results and conditions, nor the independent auditors of their responsibilities to the audit or review of financial statements.

Compensation Committee

 John P. O’Shea serves as Chairman of the Compensation Committee.  Guozhu Xu is the other member of this Committee. The Board has determined that each of the members of the Compensation Committee satisfies the independence requirements of the NYSE Amex.   The purpose of the Compensation Committee is to assist the Board in determining the compensation of the Chief Executive Officer and make recommendations to the Board with respect to the compensation of the Chief Financial Officer, other executive officers of the Company and the independent directors.  In furtherance of this purpose, the Compensation Committee has the following authority and responsibilities:

(i)	annually review the Company’s corporate goals and objectives relevant to the CEO’s compensation;

(ii)
evaluate the CEO’s performance in light of such goals and objectives; and, either as a Compensation Committee or, together with the other independent directors (as directed by the Board), determine and approve the CEO’s compensation level based on this evaluation;

(iii)
annually review and make recommendations to the Board with respect to non-CEO executive officer and independent director compensation to assist the Board in making the final determination as to non-CEO executive officer and independent director compensation;

(iv)
establish measurements that will ensure that the Company’s compensation program is effective in attracting and retaining key employees, reinforce business strategies and objectives for enhanced stockholder value, and administer the compensation program in a fair and equitable manner consistent with established policies and guidelines;

(v)	make recommendations to the Board with respect to the Company’s incentive-compensation plans and equity-based plans that are subject to the Board’s approval;

(vi)
make recommendations to the Board regarding approval, disapproval, modification, or termination of existing or proposed employee benefit plans; approve any stock option award or any other type of award as may be required for complying with any tax, securities, or other regulatory requirement, or otherwise determined to be appropriate or desirable by the Compensation Committee or Board;

(vii)
review and approve the compensation disclosure and analysis prepared by the Company’s management, as required to be included in the Company’s proxy statement or annual report on Form 10-K filed with the SEC;

(viii)	produce a Compensation Committee report on executive officer compensation as required by the SEC to be included in the Company’s proxy statement or annual report on Form 10-K filed with the SEC.

The CEO of the Company may not be present during voting or deliberations of the Compensation Committee with respect to his compensation.  The Committee may retain and receive advice, in its sole discretion, from compensation consultants.  The Compensation Committee does not currently employ compensation consultants in determining or recommending the amount or form of executive and director compensation.  None of the members of our Compensation Committee is one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee has the following responsibilities as set forth in its charter:

•	to review and recommend to the Board with regard to policies for the composition of the Board;

•	to review any director nominee candidates recommended by any director or executive officer of the Company, or by any shareholder if submitted properly;

•
to identify, interview and evaluate director nominee candidates and have sole authority to retain and terminate any search firm to be used to assist the Committee in identifying director candidates and approve the search firm’s fees and other retention terms;

•	to recommend to the Board the slate of director nominees to be presented by the Board;

•	to recommend director nominees to fill vacancies on the Board, and the members of each Board committee;

•	to lead the annual review of Board performance and effectiveness and make recommendations to the Board as appropriate; and

•	to review and recommend corporate governance policies and principles for the Company, including those relating to the structure and operations of the Board and its committees.

Shareholders meeting the following requirements who want to recommend a director candidate may do so in accordance with our Bylaws and the following procedures established by the Nominating and Corporate Governance Committee. The Board will consider all director candidates recommended to the Nominating and Corporate Governance Committee by shareholders owning at least 5% of our outstanding shares at all times during the year preceding the date on which the recommendation is made that meet the qualifications established by the Board. To make a nomination for director at an Annual Meeting, a written nomination solicitation notice must be received by the Nominating and Corporate Governance Committee at our principal executive office not less than 120 days before the anniversary date our proxy statement was mailed to shareholders in connection with our previous annual meeting. The written nomination solicitation notice must contain the following material elements, as well as any other information reasonably requested by us or the Nominating and Corporate Governance Committee:

•	the name and address, as they appear on our books, of the stockholder giving the notice or of the beneficial owner, if any, on whose behalf the nomination is made;

•
a representation that the stockholder giving the notice is a holder of record of our common stock entitled to vote at the annual meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice;

•	complete biography of the nominee, as well as consents to permit us to complete any due diligence investigations to confirm the nominee’s background, as we believe to be appropriate;

•	the disclosure of all special interests and all political and organizational affiliations of the nominee;

•	a signed, written statement from the director nominee as to why the director nominee wants to serve on our Board, and why the director nominee believes that he or she is qualified to serve;

•
a description of all arrangements or understandings between or among any of the stockholder giving the notice, the beneficial owner, if any, on whose behalf the notice is given, each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder giving the notice;

•
such other information regarding each nominee proposed by the stockholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated,  or intended to be nominated, by our Board; and

•	the signed consent of each nominee to serve as a director if so elected.

In considering director candidates, the Nomination and Governance Committee will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors who can bring the benefit of various backgrounds, skills and insights to the Company and its operations. Candidates whose evaluations are favorable are then chosen by the Nominating and Governance Committee to be recommended for selection by the full Board. The full Board selects and recommends candidates for nomination as directors for shareholders to consider and vote upon at the annual meeting.  Each director nominee is evaluated in the context of the full Board’s qualifications as a whole, with the objective of establishing a Board that can best perpetuate our success and represent stockholder interests through the exercise of sound judgment.  Each director nominee will be evaluated considering the relevance to us of the director nominee’s skills and experience, which must be complimentary to the skills and experience of the other members of the Board.  The Nominating and Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and its shareholders.

Board Leadership Structure and Role in Risk Oversight

Zhenjiang Yue is our Chief Executive Officer and Chairman of our Board. It is Mr. Yue’s opinion that a shareholder who is active and involved in the business, as is currently the case, should hold both roles. The opinion is fully shared by our Board because Mr. Yue is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. In addition, the Board believes the combined role of Chairman and Chief Executive Officer, at large, is in the best interest of shareholders because it provides the appropriate balance between strategy development and independent oversight of management.

Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the company and industry, while the Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance. Yang Li, a director on our Board and Chairman of our Audit Committee, and John P. O’Shea, a director on our Board and Chairman of our Compensation Committee, and Guozhu Xu, a director, are all independent directors. As independent directors, they prepare agendas and maintain contact between the Board and managements of the Company. Our Board believes this arrangement has and continues to serve the best interests of the Company’s shareholders. The Board considered whether the current leadership structure continues to be appropriate for the Company. The Board believes that directors should be responsive to the Company’s evolving circumstances and objectives and therefore may in the future modify the Board’s leadership structure when and as necessary.

The Board views its role in the Company’s risk oversight process in receiving regular reports from members of senior management on areas of material risk to the Company, including strategic, operational, reporting and compliance risks. The full Board (or the appropriate standing committee of the Board in the case of risks that are under the purview of a particular committee) is to receive these reports from the appropriate the party within the organization that is responsible for a particular risk or set of risks to enable it to understand our risk identification, management and mitigation strategies. During its regular course of its activities, our Audit Committee discusses our policies with respect to risk assessment and risk management. The Compensation Committee and the Board each discuss the relationship between our compensation policies and corporate risk to assess whether these policies encourage excessive risk-taking by executives and other employees.

Shareholder Communications with Directors

We have no formal written policy regarding communication with the Board. Persons wishing to write to the Board or to a specified director or committee of the Board should send correspondence to the Secretary at our executive offices. Electronic submissions of shareholder correspondence will not be accepted. The Secretary will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the shareholders, to the functioning of the Board, or to the affairs of Aoxing. Any correspondence received that is addressed generically to the Board will be forwarded to the Chairman of the Board. If the Chairman of the Board is not an independent director, a copy will be sent to the Chairman of the Audit Committee as well.

Board Member Attendance at Annual Meetings

All current Board members and all nominees for election to our Board are expected to attend our Annual Meetings unless personal circumstances make the Board member or director nominee attendance impracticable or inappropriate.

Code of Ethics

Our Board has adopted a Code of Ethics applicable to all directors, officers and employees which complies with Section 807 of the AMEX Company Guide and with the definition of a “code of ethics” as set forth in Item 406 of SEC Regulation S-K.

Executive Officers of Aoxing

The following table sets forth the names and ages of our executive officers as of May 25, 2012.

Name	Age	Position(s) with the Company
Bob Ai	48	Chief Financial Officer
Yunlan Tang	66	Chief Engineer
Guoan Zhang	42	Senior Vice President of Finance
Qianli Hua	33	Vice President of Research & Development

Biographical information with respect to the Company’s current executive officers is provided below.

Bob Ai was appointed to the office of Chief Financial Officer in February 2011. Bob Ai has over 10 years experience on Wall Street and an additional 15 years experience in scientific research and academia. Most recently, from 2007 to 2011, Mr. Ai was a Principal in Merlin Nexus, a private equity firm that invests in life sciences companies, where his responsibilities included analysis and evaluation of investment decisions.  From 2006 to 2007, Mr. Ai served as Vice President for Wall Street Access, a broker-dealer, where he was responsible for industry research.  From 2004 to 2005, Mr. Ai was employed as a Senior Equity Analyst by Bennett Lawrence, an asset management firm.  From 2001 to 2004, Mr. Ai was employed as an Analyst at Merlin Biomed, also an asset management firm.  Prior to entering the financial sector, Mr. Ai was engaged for seven years as a research associate and post-doctoral research scholar at the University of Pennsylvania. Mr. Ai was awarded an MBA from Penn State University in 2001 and a PhD in Molecular and Cell Biology by Penn State University in 1992.

Yunlan Tang was appointed as the Chief Engineer of Aoxing Pharma in 2007. She has served as the General Manager of Hebei Aoxing since 2002. Prior to joining the Company, Ms. Tang was Senior Engineer of Technology and Quality at Northern China Pharmaceutical Company from 1968 and 1980. Ms. Tang brings over 30 years of experience in project management, new drug development, quality control and operation of pharmaceutical business. She received a degree in Chemical Engineering at Beijing University of Chemical Engineering in 1968.  Yunlan Tang brings project management, new drug development, quality control and operation of pharmaceutical business expertise to the Board.

Guoan Zhang was appointed to the Office of Senior Vice President of Finance in June 2010. Mr. Zhang has served as the Chief Accounting Officer of the Company since March 2010.  From November 1, 2010 through February 1, 2011, Guoan Zhang also served as interim Chief Financial Officer of the Company.   Prior to the appointment of Mr. Zhang as the Company’s Chief Accounting Officer, Mr. Zhang was the Senior Director of Financial Operation of the Company between January 2009 and February 2010. Mr Zhang was Vice General Manager of Finance of LRT between 2007 and 2008. Mr Zhang graduated from Helongjiang School of Business and he is a Certified Public Accountant in China.

Qianli Hua was appointed Vice President of Research & Development in December 2010, overseeing new product development, registration, and external collaborations.  He joined Hebei Aoxing in 2004 and has played various roles in research and development. He is a key innovator for the two Chinese patents granted to Hebei Aoxing (naloxone sublingual film and midazolam oral membrane).  He graduated from Hebei University of Science and Technology in 2002.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth all compensation paid by Aoxing Pharma  and its subsidiaries to Zhenjiang Yue for services as Chief Executive Officer during the year ended June 30, 2011 and 2010 and as Chief Executive Officer and Chief Financial Officer during the years ended June 30, 2009.  The table also sets forth the compensation paid by Aoxing Pharma and its subsidiaries to Bob Ai for services as Chief Financial Officer during the year ended June 30, 2011.  There were no other executive officers whose total salary and bonus for the fiscal year ended June 30, 2011 exceeded $100,000.

	Fiscal Year	Salary		Bonus	Stock Award (5)		Option Award		Other Compensation	Total
Zhenjiang Yue	2011	$150,677	(1)	--			$9,610	(3)		$160,287
	2010	$146,000	(2)	--	$39,200	(4)	--			$185,200
	2009	$50,000		--	$96,000		--			$146,000

Bob Ai	2011	$83,333	(6)				$20,023	(6)		$103,356

(1)	The dollar equivalent of 1,000,000 RMB, based on the exchange rate of 6.6367 RMB per dollar

(2)	The dollar equivalent of 1,000,000 RMB, based on the exchange rate of 6.8493 RMB per dollar

(3)
Represents value of the stock option award granted to the Mr. Yue during our fiscal year 2011, calculated in accordance with FASB ASC Topic 718. For the purposes of calculating the value of this option grant, the following assumptions were made: (a) expected life (years) – 4; (b) volatility — 49.3% ; (c) dividend yield — none; and (d) risk-free interest rate — 2.24%.

(4)	The Company agreed to issue 20,000 shares of common stock to Mr. Yue for services during the period from January 1, 2010 to December 31, 2012.

(5)	Represents the full grant date fair value of restricted stock award.

(6)
Represents the compensation of Mr. Ai received for service from February 1, 2011, when he was appointed by our Board to serve as Chief Financial Officer, to June 30, 2011.  The value of the stock option grants was calculated in accordance with FASB ASC Topic 718.  The following assumptions were made: (a) expected life (years) – 5; (b) volatility — 53.05% ; (c) dividend yield — none; and (d) risk-free interest rate — 2.38%.

None of our named executives participates in or have account balances in qualified or non-qualified defined benefit, defined contribution or other deferred compensation plans sponsored by us.

Equity Grants

The following tables set forth certain information regarding the stock options acquired by the Company’s Executive Officer and Chief Financial Officer during the year ended June 30, 2011 and those options held by them on June 30, 2011.

Option Grants in the Last Fiscal Year

	Number of securities underlying Unexercised options (#) exercisable		Number of Securities Underlying Unexercised Options (#) unexercisable	Option Exercise Price	Option Expiration
				($)	Date
Zhenjiang Yue	10,000	(1)	--	$1.93	4/1/2015
Bob Ai	50,000	(2)		$2.45	1/31/2016

(1)
Represents value of the stock option award granted to the Mr. Yue for our fiscal year 2011, calculated in accordance with FASB ASC Topic 718. For the purposes of calculating the value of this option grant, the following assumptions were made: (a) expected life (years) – 4; (b) volatility — 49.3% ; (c) dividend yield — none; and (d) risk-free interest rate — 2.24%.

(2)
Represents the compensation of Mr. Ai received for service from February 1, 2011 when he was appointed by our Board to serve as Chief Financial Officer to June 30, 2011.  The value of the stock option grants was calculated in accordance with FASB ASC Topic 718.  The following assumptions were made: (a) expected life (years) – 5; (b) volatility — 53.05% ; (c) dividend yield — none; and (d) risk-free interest rate — 2.38%.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

The Company has employment agreements with the following named executive officers. The following is a description of these agreements.

Executive Employment Agreement dated as of January 13, 2010 with Zhenjiang Yue.  This agreement provides that Mr. Yue will serve as the Company’s Chief Executive Officer.  The Company agreed to pay Mr. Yue an annual salary of 1 million Chinese Yuan (approximately US$146,000).  The Company may also pay him a cash bonus, within the discretion of the Board.  In addition, subject to the approval of the Board, Mr. Yue is eligible to receive equity based award in the form of restricted common stock, stock option or other securities by the Company from time to time.  The term of the agreement ends on January 13, 2013, but it will be renewed for consecutive one year terms unless affirmatively terminated by either party.  The Company can terminate the agreement at any time without cause, but will be liable for three months’ severance pay if it terminates in the first year of the term and six months’ severance pay if it terminates thereafter.   The agreement contains a covenant of non-competition by Mr. Yue for one year after termination, unless he is terminated without cause or he terminates for good reason.

Employment Agreement dated as of February 1, 2011 with Bob Ai.   This agreement provides that Mr. Ai will serve as the Company’s Chief Financial Officer.  The Company agreed to pay Mr. Ai an annual salary of $200,000.  The Company may also pay him a year-end stock bonus of 20,000 shares of common stock for each year in which Mr. Ai satisfied the performance targets to be set for him by the Board. The agreement also contains a grant of five year options for 50,000 shares of common stock at the beginning of each year in the term of employment with the exercise price of each option being the average closing price for the Company’s common stock for the last 20 trading days before option is granted, the initial grant of options vesting after August 31, 2011 and the two subsequent grants vesting immediately.   The term of the agreement ends on January 31, 2014.  The Company can terminate the agreement at any time without cause, but will be liable for four months’ severance pay.

Compensation of Directors

The members of the Board receive remuneration in cash and/or restricted shares of the common stock for the period of their duties as shown below:

•	No compensation for Zhenjiang Yue or Jun Min

•	US$4000 per month and 20,000 shares of common stock annually for Messrs. O’Shea and Sterling

•	RMB 4000 per month and 20,000 shares of common stock annually for Guozhu Xu

The following table sets forth all compensation paid or to be paid by the Company, as well as certain other  compensation paid or accrued, for each of the directors for the fiscal year ended June 30, 2011. The Board members have the option of receiving fees earned in cash or restricted stock.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		All Other Compensation ($)	Total ($)
Zhenjiang Yue	-	-		-
Jun Min	-	-		-
John P. O’Shea	12,000	92,267	(2) (3)	-	104,267
Howard Sterling(1)	48,000	29,600	(2)	-	77,600
Guozhu Xu	7,233	29,600	(2)	-	36,833

(1)	Howard Sterling resigned from the Board on May 15, 2012.

(2)	The Company issued 40,000 shares of restricted common stock to Messrs. O’Shea, Sterling and Xu each for services during the period from October 1, 2008 through October 31, 2010.

(3)
Commencing in November 2010, the Company has been paying an additional sum of $3,333 per month to Mr. O’Shea to compensate him for his services as a consultant to the Company.  Mr. O’Shea has accepted shares in lieu of the payments.  The table includes restricted stock with a grant date value of $62,667 issued in lieu of such fee payments.

Stock Option Plan

In 2006, the Company’s Board of Directors adopted the 2006 Stock and Stock Option Plan.  In 2011 the Board and the Shareholders of the Company modified the Plan.  The Plan authorizes the Board to issue up to 2,000,000 common shares during the ten year period of the Plan. The shares may be awarded to employees or directors of the Company or its subsidiaries as well as to consultants to those entities.  The shares may be awarded as outright grants or in the form of options, restricted stock or performance shares.  We believe that the making of awards under the Plan promotes the success and enhances Aoxing’s value by providing the recipient with an incentive for outstanding performance. The Plan is further intended to provide flexibility to us in our ability to motivate, attract, and retain the services of personnel upon whose judgment, interest, and special effort the successful conduct of our operation is largely dependent. The Compensation Committee determines the number of shares of stock granted to a participant and may subject any grant to performance requirements, vesting provisions, transfer restrictions and other restrictions and conditions as the Compensation Committee may determine in its sole discretion. As of the fiscal year ended June 30, 2011, 1,780,000 shares remained available for issuance under the Plan.

Securities Authorized for Issuance under Equity Compensation Plans

The information set forth in the table set forth below regarding equity compensation plans (which include individual compensation arrangements) was determined as of June 30, 2011.

Equity Compensation Plan Information as of June 30, 2011

	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance under equity compensation plans
Equity compensation plans approved by security holders	220,000	$2.00	1,780,000

Equity compensation plans not approved by security holders	--	--	--
TOTAL	220,000	$2.00	1,780,000

Transactions with Related Persons

Except as noted below, during the 2011 fiscal year, we were not involved in any related party transactions subject to Item 404 of Regulation S-K.  Pursuant to Board policies, our executive officers and directors, and principal shareholders, including their immediate family members and affiliates, are not permitted to enter into a related party transaction without the prior consent of the Board. Any request for such related party transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to the Audit Committee and the Board for review, consideration and approval. All of our directors, executive officers and employees are required to report to the Board any such related party transaction. In approving or rejecting the proposed agreement, the Board will consider the relevant facts and circumstances available and deemed relevant to the Board which will approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as the Board determines in the good faith exercise of its discretion.

On June 26, 2011, the Company entered into a Debt Conversion Agreement with certain holders of its promissory notes, in which the Holders, including Mr. Zhenjiang Yue, Chairman of the Board and Chief Executive Officer of the Company, agreed to convert the aggregate outstanding principal and accrued and unpaid interest they hold under the Notes, totaling approximately USD$6.57 million, into shares of common stock of the Company at the conversion price of $2.70 per share. On June 24, 2011, the closing price for the Company’s securities as reported on the NYSE Amex was $1.40 per share. As a result of this conversion, the Holders  received a total of 2,432,296 shares of common stock of the Company. The terms of this conversion transaction were reviewed and approved unanimously by independent members of the Board of Directors.

Vote Required for Approval of Proposal 1; Board Recommendation

A plurality of the eligible votes cast is required to elect director nominees at the Annual Meeting at which a quorum is present in person or by proxy.  A nominee who receives a plurality means he has received more votes than any other nominee for the same director’s seat.

The Board recommends a vote FOR election of each of the director nominees.

******************

PROPOSAL 2

RATIFICATION OF AUDITOR

General

The Company has selected the firm of BDO China Dahua CPA Co., Ltd. (“BDO China Dahua”) to audit the financial statements for the fiscal year ending June 30, 2012, and seeks shareholder ratification of said appointment.  The Audit Committee, which has selected BDO China Dahua to serve as our independent auditors, believes that BDO China Dahua has the personnel, professional qualifications and independence necessary to act as the Company’s independent auditors.  A representative of BDO China Dahua will be in attendance at the Annual Meeting, either in person or by telephone.  The representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

The ratification by our shareholders of the Audit Committee’s selection of independent public accountants is not mandated by Delaware law, our bylaws or other legal requirements. However, the Audit Committee is submitting its selection of BDO China Dahua to our shareholders for ratification this year. If the selection of BDO China Dahua is ratified by our shareholders at the Annual Meeting, the Audit Committee, in its discretion, nevertheless may select and appoint a different independent accounting firm at any time.  If the shareholders do not ratify the selection of BDO China Dahua, the Audit Committee will reconsider the retention of that firm, but the Audit Committee would not be required to select another firm as independent public accountants and may nonetheless retain BDO China Dahua.  If the Audit Committee does select another firm to serve as the Company’s independent public accountants, whether or not the shareholders have ratified the selection of BDO China Dahua, the Audit Committee would not be required to call a special meeting of the shareholders to seek ratification of the selection, and in all likelihood would not call a special meeting for that purpose.  In all cases, the Audit Committee will make any determination as to the selection of the Company’s independent public accountants in light of the best interests of the Company and its shareholders.

Recent Change in Auditor

Our financial statements for the fiscal year ended June 30, 2011 were audited by Paritz & Company, P.A. (“Paritz”). On March 19, 2012 the Company dismissed Paritz from its position as the principal independent accountant for the Company. The dismissal was approved by the Audit Committee of the Board of Directors.

The audit reports of Paritz on the Company’s financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion or qualification or modification. Paritz did not, during the applicable periods, advise the Company of any of the enumerated items described in Item 304(a)(1)(v) of Regulation S-K. The Company and Paritz have not, during the Company’s two most recent fiscal years or any subsequent period through the date of dismissal, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Paritz’s satisfaction, would have caused Paritz to make reference to the subject matter of the disagreement in connection with its reports.

On March 20, 2012 the Company retained the firm of BDO China Dahua to audit the Company’s financial statements for the year ended June 30, 2012. At no time during the two most recent fiscal years and the subsequent interim period through March 19, 2012, the date of the engagement, did the Company consult with BDO China Dahua regarding any matter of the sort described above with reference to Paritz, any issue relating to the financial statements of the Company, or the type of audit opinion that might be rendered for the Company.

We do not expect a representative of Paritz to be in attendance at the Annual Meeting, either in person or by telephone.

Audit Fees

Having been appointed as independent accountant in March 2012, BDO China Dahua has not yet rendered any invoice for services to the Company.  The following table presents fees for professional services rendered by Paritz for the fiscal years 2011 and 2010:

Services Performed	2011	2010
Audit Fees (1)	$64,500	$84,500
Audit-Related Fees (2)	$25,500	$25,500
Tax Fees (3)	$2,850	$2,560
All Other Fees (4)	$0	$0

Total Fees	$92,850	$112,560

(1)
Audit fees represent fees billed for professional services provided in connection with the audit of the Company’s annual financial statements, reviews of its quarterly financial statements, and audit services provided in connection with statutory and regulatory filings for those years.  All work on Paritz’ engagement to audit the Company’s financial statements for the year ended June 30, 2011 was performed by full-time permanent employees of Paritz.

(2)	Audit-related fees represent fees billed primarily for assurance and related services not reported under Audit fees.

(3)	Tax fees principally represent fees billed for tax preparation, tax advice and tax planning services.

(4)	All other fees principally would include fees billed for products and services provided by the accountant, other than the services reported under the three captions above.

 Our Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by our independent accountants.  The Audit Committee must pre-approve services provided by the independent accountants.  The Audit Committee, on an annual basis, reviews audit and non-audit services performed by the independent accountants.  All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the accountants’ independence.  As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members.  Any service pre-approved by a delegate must be reported to the Audit Committee at the next scheduled quarterly meeting.  The Audit Committee considered whether the provision of the auditors’ services, other than for the annual audit and quarterly reviews, is compatible with its independence and concluded that it is compatible.  In fiscal years 2011 and 2010, all such services were pre-approved by the Audit Committee.

Vote Required for Approval of Proposal 2; Board Recommendation

The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal.

The Board recommends a vote FOR this Proposal 2.

******************

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with Aoxing's management and Paritz & Company, P.A. (“Paritz”), the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2011,  together and separately, the audited financial statements contained in the Company‘s Annual Report on Form 10-K for the 2011 fiscal year.

The Audit Committee has also discussed with Paritz the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee also received and reviewed the written disclosures and the letter from Paritz required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Paritz its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee.

Howard Sterling, Chairman(1)
Guozhu Xu
____________________
(1)           Howard Sterling resigned from his position as Chairman of the Audit Committee on May 15, 2012.

Interest of Certain Persons in Matters to be Acted Upon

Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, nominee for director, or associate of the foregoing persons in any matter to be acted on, as described herein.

Shareholder Proposals and Submissions for Inclusion in the Proxy Statement
for the 2013 Annual Meeting of Shareholders

We presently intend to hold our next annual meeting of Shareholders in June 2013.  A proxy statement and notice of the 2013 Annual Meeting will be mailed to all shareholders approximately one month prior to that date.  Shareholder proposals must be received at our principal executive offices located at 444 Washington Blvd., Suite 3338, Jersey City, NJ 07310 no later than 120 days prior to the first anniversary of the mailing date of this Proxy Statement; provided, however, that in the event that the date of the next annual meeting is advanced by more than 30 days from the anniversary date of the 2012 Annual Meeting, notice by the shareholder must be received no later than the close of business on the 10th day following the earlier of the date on which notice of the date of the meeting was mailed or public disclosure was made.  All shareholder proposals received after the deadline will be considered untimely and will not be included in the proxy statement for the next annual meeting.

Other Matters

The Board knows of no other matters which will come before the meeting.  However, if any matters other than those set forth in the notice should be properly presented for action, the persons named in the proxy intend to take such action as will be in harmony with the policies of the Company and will use their discretion.

Householding of Proxy Materials

 The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “house holding,” potentially provides extra convenience for shareholders and cost savings for us.  If you are now receiving multiple copies of our proxy materials and would like to have only one copy of these documents delivered to your household in the future, please call, email or write to us at (646) 367-1747, investorrelations@aoxingpharma.com, or Aoxing Pharmaceutical Company, Inc., 444 Washington Blvd., Suite 3338, Jersey City, NJ 07310, Attention: Investor Relations.

Exhibits set forth in the Company’s Annual Report of Form 10-K for fiscal year ended June 30, 2012 filed on September 28, 2011 will be sent to shareholders by first class mail, without charge, within one day of the Company’s receipt of a written or oral request for said exhibits.  To request exhibits, please send your written request to Aoxing Pharmaceutical Company, Inc., 444 Washington Blvd., Suite 3338, Jersey City, NJ 07310, Attention: Investor Relations.

ANNUAL MEETING OF SHAREHOLDERS

June 29, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

AOXING PHARMACEUTICAL COMPANY, INC.

The undersigned hereby appoints Zhenjiang Yue and Qingling Liu, or either of them, proxies with power of substitution and hereby authorizes either of them to represent and to vote, as designated below, all of the shares of common stock of the Company held of record by the undersigned on May 18, 2012 at the Annual Meeting of Shareholders to be held on June 29, 2012, at the Company’s offices at No. 1 Nanhuan Eastern Road, Xinle City, Hebei Province, PRC, at 8:30 p.m. local time, and at all adjournments thereof, with all powers the undersigned would possess if personally present. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

1.	To elect directors, each to serve until the next annual meeting of Shareholders or until each successor is duly elected and qualified:

	☐	FOR all nominees

	☐	WITHHOLD AUTHORITY

	☐	FOR all nominees except as noted below: Nominee exception(s)

	☐	Zhenjiang Yue	☐	Guozhu Xu

	☐	Jun Min	☐	Yang Li

	☐	Jonh P. O’Shea

2.	To ratify the appointment of BDO China Dahua CPA Co., Ltd. as independent registered public accounting firm of the Company for the fiscal year ending June 30, 2012.

	☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder.  If no direction is made, this proxy will be voted “FOR” proposals 1 and 2.  The undersigned hereby acknowledges receipt of the notice of Annual Meeting and proxy statement furnished in connection therewith.

DATED:
(Signature)

(Signature if jointly held)

(Printed name(s))

Please sign exactly as name appears herein.  When shares are held by Joint Tenants, both should sign, and for signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If held by a corporation, please sign in the full corporate name by the president or other authorized officer.  If held by a partnership, please sign in the partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE.  THANK YOU.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2012.

Electronic copies of this proxy statement and proxy card for the 2012 Annual Meeting of Shareholders and are available to you at http:// www.viewproxy.com/aoxingpharma/2012. Requests for additional copies of the proxy materials should be addressed to Investor Relations, Aoxing Pharmaceutical Company, Inc., 444 Washington Blvd., Suite 3338, Jersey City, NJ 07310.  This material will be furnished without charge to any shareholder requesting it.